UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2007

AMERISERV FINANCIAL, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Main and Franklin Streets, Johnstown, Pa.	15901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 814-533-5300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 8.01 Other Events

AMERISERV FINANCIAL Inc. (the “Registrant”) provided the following slide presentation that was utilized at recent meetings with institutional investors. The presentation covers the Company’s financial performance for the first half of 2007, comparison to peer performance and discussion of key strategic issues to improve the Company’s financial performance. The presentation is attached as Exhibit #99.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Slide presentation utilized at recent meetings with institutional investors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By: /s/ Jeffrey A. Stopko
Jeffrey A. Stopko
Senior Vice President & CFO

Date: August 30, 2007

Exhibit Index

Exhibits

Exhibit 99.1	Slide presentation utilized at recent meetings with institutional investors.